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Annual Meeting Proxy Card
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PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS

A  Election of Directors
1.The Board of Directors recommends a vote FOR the listed nominees.


                            For Withhold
01   Joseph R. Dively       |_|    |_|

02   Sara Jane Preston      |_|    |_|

03   William S. Rowland     |_|    |_|



B  Issue

2. In their discretion, on such other matters that may properly come before the meeting and any adjournments thereof.




C Authorized Signatures -- Sign Here -- This section must be completed for your instructions to be executed.

Note: Please sign your name(s) EXACTLY as your name(s) appear(s). All joint holders, must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box


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Signature 2 - Please keep signature within the box


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Date (dd/mm/yyyy)


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Proxy - FIRST MID-ILLINOIS BANCSHARES, INC.
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PROXY is Solicited By the Board of Directors For the Annual Meeting of
Stockholders - May 24, 2006

The undersigned hereby appoints Stanley E. Gilliland,  John W. Hedges and Robert
J. Swift, Jr., or any of them acting in the absence of the others, with full power of substitution, as attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present and voting at the Annual Meeting of Stockholders of First Mid-Illinois Bancshares, Inc., to be held in the lobby of the First Mid-Illinois Bank & Trust, 1515 Charleston Avenue, Mattoon, Illinois, on May 24, 2006, at 4:00 p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse and, in their discretion, upon such other business as may come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED HEREON.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE YOUR SHARES BY TELEPHONE, THROUGH THE INTERNET, OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed and dated on the reverse side.)